UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

ENVISION SOLAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53204	26-1342810
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 799-4583

9270 Trade Place, San Diego, California 92126
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 19, 2016, the Company conducted an Annual Meeting of its stockholders at its corporate offices at 5660 Eastgate Drive, San Diego, California. 92121.  At the Annual Meeting of the Stockholders, the stockholders were asked to consider and vote upon the following proposals:

1.         The election of four members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  The following persons were nominated to be directors of the Company: Desmond Wheatley, Chairman, Jay S. Potter, Anthony Posawatz, and Peter Davidson.

2.         Ratification of the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.         Approval, by a non-binding vote, of the executive compensation program of the Company.

4.         Approval of an amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 162,500,000, par value $0.001 per share, to 490,000,000, par value $0.001 per share, and to authorize 10,000,000 shares of preferred stock, par value $0.001 per share.

A quorum of shareholders was present at the meeting in person or by proxy.  Based on the completed count of votes by the Inspector of Election for the shareholder meeting, the following shareholder vote was made for the following proposals with the following voting results:

1.                   Proposal One:  To elect a Board of up to four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  The nominees were Desmond Wheatley, Jay S. Potter, Anthony Posawatz, and Peter Davidson.

	For	Withheld	Broker Non-Votes

Desmond Wheatley:	68,482,233	926,810	12,028,574
Jay S. Potter:	68,493,726	915,317	12,028,574
Anthony Posawatz:	69,086,176	322,867	12,028,574
Peter Davidson:	69,086,569	322,474	12,028,574

2.                Proposal Two:  To ratify the appointment of Salberg & Company, P.A. as independent registered public accountants for the Company for the fiscal year ending December 31, 2016.

For	Against	Withheld	Broker Non-Votes

81,349,876	62,022	25,719	12,028,574

3.             Proposal Three:  Approval, by a non-binding vote, of the executive compensation program of the Company.

For	Against	Withheld	Broker Non-Votes

66,178,203	2,345,207	885,633	12,028,574

4.                   Proposal Four:  To approve amending the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 162,500,000, par value $0.001 per share, to 490,000,000, par value $0.001 per share, and to authorize 10,000,000 shares of preferred stock, par value $0.001 per share.

For	Against	Withheld	Broker Non-Votes

65,637,599	3,512,053	259,391	12,028,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Date: December 21, 2016	By: /s/ Desmond Wheatley
Desmond Wheatley, Chief Executive Officer